Exhibit 99.1

Investor Presentation June 2024 NASDAQ: HOFV, HOFVW

2 What We Do As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future . With this unwavering purpose, we strive to maximize shareholder value and pursue excellence.

A MULTI - DIMENSIONAL SPORTS & ENTERTAINMENT COMPANY What We Are Fantasy Sports eGaming Sports Betting THEMED, EXPERIENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment MEDIA Original Content High - Profile Partnerships Sponsorships GAMING 3 3

4 UNIQUE POSITIONING AND MULTIMEDIA APPROACH Competitive Advantage Integrated Destination + Media + Gaming Multiple points of monetization within each business vertical New, interactive experiences and content for the world's most loyal fans Ability to create unlimited, unique content Access to unprecedented partnerships Our unique position and multimedia approach makes us the ONLY company of our kind fully poised to capitalize on the power and popularity of professional football. 4

7 Our Approach 5

BOARD OF DIRECTORS HOFREco Leadership Kimberly Schaefer CEO, Museum of Illusions David Dennis Retired, KPMG Jim Dolan VICE CHAIRMAN, COMPENSATION COMMITTEE CHAIR CEO, Voyager Holdings II Karl Holz LEAD INDEPENDENT DIRECTOR, Retired, The Walt Disney Company Stuart Lichter President and Chairman, Industrial Realty Group (IRG) Mary Owen NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHAIR Life Trustee, Ralph C. Wilson, Jr. Foundation Marcus Allen Pro Football Hall of Fame Class of 2003 Tony Buzzelli, CPA AUDIT COMMITTEE CHAIR Retired, Deloitte & Touche Michael Crawford CHAIRMAN OF THE BOARD President & CEO, Hall of Fame Resort & Entertainment Co. Jerome Bettis Pro Football Hall of Fame Class of 2015 6

8 STRATEGIC LOCATION TAPS INTO FOOTBALL FANDOM Birthplace of Professional Football 1,146 Pittsburgh Steelers 1,186 San Francisco 49ers 1,379 Dallas Cowboys 1,145 Cincinnati Bengals 1,185 Houston Texans 1,286 N ew York Jets 1,140 Tampa Bay Buccaneers 1,183 Buffalo Bills 1,262 New York Giants 1,137 Miami Dolphins 1,176 Atlanta Falcons 1,242 Green Bay Packers 1,117 Tennessee Titans 1,176 Washington Commanders 1,235 Los Angeles Rams 1,114 Arizona Cardinals 1,171 Baltimore Ravens 1,226 Denver Broncos 1,111 Chicago Bears 1,170 Detroit Lions 1,224 Philadelphia Eagles 1,111 Las Vegas Raiders 1,165 New England Patriots 1,206 Kansas City Chiefs 1,103 Cleveland Browns 1,164 Carolina Panthers 1,193 Seattle Seahawks 1,048 Indianapolis Colts 1,157 Minnesota Vikings 1,191 Los Angeles Chargers 1,151 Jacksonville Jaguars 1,189 New Orleans Saints 20 23 Total Attendance per NFL Team 2 (figures in thousands) Nearly half of NFL franchises are located within an 8 - hour drive 50 million people live within 300 miles of Hall of Fame Village 1 . Akron - Canton Airport provides direct flights to 20 airports . Teams in gold are located within 8 - hour drive of location 1 Source: StatsAmerica.org 2 Source: ESPN

INCREASING VISITATION THROUGH EVENTS, PROGRAMMING, AND ATTRACTIONS Attendance & Campus Visitors Heatmap illustrates home locations for US - based HOFV visitors. Source: Placer.ai data as of 06/18/24 9 Destination with Widespread Appeal • Multiple assets on site already bringing in millions of guests annually from across the country and around the world Distance from Home • Approximately 25% of HOFV guests live 50 miles or more away

Destination- Based Entertainment Assets

LOCATED IN TOURISM DEVELOPMENT DISTRICT AND AN OPPORTUNITY ZONE



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The Village is a 100-acre sports and entertainment destination centered around the Pro Football Hall of Fame and dedicated to making legendary moments for fans and families throughout an immersive campus.

Phase I

Completed • $250M Assets already created

1. Pro Football Hall of Fame*
2. Tom Benson Hall of Fame Stadium
3. ForeverLawn Sports Complex

Phase II**

4. Center for Performance
5. Constellation Center for Excellence
6. Fan Engagement Zone (Retail Promenade)
7. Play-Action Plaza
8. A Hilton Tapestry Hotel *(under construction)*
9. HOFV Indoor Waterpark *(under construction)*

Phase III

Up to *$300 Million in new assets* across *600 acres* of available land.

May include a potential mix of residential space, additional attractions, entertainment, dining, merchandise and more.

* Owned by Pro Football Hall of Fame

**DoubleTree by Hilton hotel opened in downtown Canton in November 2020.

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2023 HALL OF FAME GAME Tom Benson Hall of Fame Stadium 11 11

Tom Benson Hall of Fame Stadium

HOSTED 125+ EVENTS AND 18 EVENTS ON NATIONALLY TELEVISED EVENTS IN 2023

Enshrinement Week

- Annual Pro Football Hall of Fame Game – Starts the NFL season
- Enshrinement Ceremony and Concert for Legends

Black College Football Hall of Fame Classic Weekend

- Host annual game since 2019 featuring two HBCU teams

Women's Football Alliance Division Championships

- Largest, longest running & most competitive women's tackle football league in the world; 5-year partnership since in 2021

NFL Flag Event

- First NFL Flag Championships and will feature over 280 teams of boys and girls

OHSAA Football Championships

- Host OHSAA's state football championships across seven divisions

USFL Semi-Final Playoff and Championship Games

- Hosted two USFL teams in 2023 – Pittsburgh Maulers and New Jersey Generals
- Hosted North Division semifinal and Championship games in 2023

Concerts, Music Festivals & Community Events

- Kevin Hart, Bill Burr, Kidz Bop and Zac Brown Band in 2023
- Dave Chappelle, O'Jay's and Gladys Knight in 2022
- Winter Blitz, Comedic and Music Festivals


FLAG
CHAMPIONSHIPS
JULY 19-21
NFLFLAG.COM TO LEARN MORE


CONCERT FOR LEGENDS
CARRIE
UNDERWOOD
SUNDAY, AUGUST 4
TOM BENSON HALL OF FAME STADIUM
TICKETS ON SALE JAN. 29 10AM AT HOFVILLAGE.COM


BERT KREISCHER'S
FULLY LOADED
BERT KREISCHER
JUNE 20
TOM BENSON HALL OF FAME STADIUM
CANTON, OH
TICKETS ON SALE NOW AT HOFVILLAGE.COM

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KEY DRIVERS OF CAMPUS ATTENDANCE AND EVENTS ForeverLawn Sports Complex | Center for Performance 0 50 100 150 200 250 300 350 400 450 500 550 # of Attendees (in 000s) Total Sports Complex Attendance *Impacted by COVID - 19 13 ForeverLawn Sports Complex • Signed partnership with Josh Harris and David Blitzer • Seven full - size synthetic turf multi - purpose fields (3 added in Phase II) plus one full - size natural grass field with running track • Constructed Grand Plaza, restrooms, and food & beverage vending areas in Phase II to improve customer experience and further monetize the complex 13 Center for Performance • 135K sq. ft. facility and one of the largest fabric dome structures in U.S. • Multi - use facility for sports, conventions, and large events • Have hosted events ranging from multiple sporting events, college/career fairs, and lunch/dinner events since opening

DoubleTree Hotel | Constellation Center for Excellence

PHASE II DEVELOPMENT

DoubleTree Hotel

- Opened November 2020
- 164 guest rooms
- 11K sq. ft. of meeting space
- Rank #1 in comp set for Occupancy, ADR, and RevPAR

2023 Satisfaction and Loyalty Tracking ("SALT") Scores

Overall Experience – Top 2%
Overall Services – Top 2%
Overall Accommodations – Top 2%
Hilton Honors Appreciation – Top 3%
Cleanliness of Guest Rooms – Top 2%

Constellation Center For Excellence

- 75K sq. ft. vibrant mixed-use setting
- Includes dynamic office space & retail pads
- Tenants including Starbucks, Driven Elite, Constellation Energy, Oswald Companies, 20-20 Ventures, Society Brands, and Touch Down Workplace

Constellation

HALL OF FAME RESORT & ENTERTAINMENT CO.

20-20 Ventures

DRIVEN ELITE

oswald A UNISON RISK ADVISORS Company

society BRANDS

ARCO CONSTRUCTION







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PHASE II DEVELOPMENT Play Action Plaza | Fan Engagement Zone 15 15 Play Action Plaza • 3.5 - acre green space adjacent to Fan Engagement Zone • Fun, football - themed area for recreation, events & informal gatherings • Amusement Rides with Red Zone giant wheel, Forward Pass zip line, and Spike It drop tower ride Fan Engagement Zone • 82K sq. ft. of unique restaurant & retail offerings • Sports entertainment & themed, experiential offerings • Tenants started opening in Q2 2023 15

Gameday Bay Waterpark | Tapestry Hotel Gameday Bay Waterpark • 120K sq. ft. waterpark including 85K sq. ft. of indoor waterpark wet space • Technology - driven, football - themed experiential attraction and only football - themed waterpark in the U.S. • Waterpark will include wave pool, lazy river, water slides, private cabanas, party rooms, and swim - up bar • Construction began December 2022 Tapestry Hotel • Part of Hilton’s Tapestry brand, the hotel will be located on north - end of HOFV campus adjacent to the Waterpark • 180 rooms upscale, football - themed guest rooms • 10K sq. ft. of meeting space • Provides on - campus lodging for on - campus guests • Expected to begin construction in Fall 2024 16

Hall of Fame Village Media

WORLD-CLASS CONTENT COMPANY

The HOFV Media executes a content-development structure with a focus on producing original programming across all platforms; offering viewers unprecedented access to the greatest athletes and entertainers, intellectual property and events.

Hall of Fame Village Media brings a 360° approach to content creation – offering a full suite of production services and first-class facilities

HALL OF FAME VILLAGE MEDIA





CONTENT DISTRIBUTION OPPORTUNITIES

Areas of Content Creation

- Series
- Films/Documentaries
- Podcasts
- Branded/Short-Form Content
- Specials/Tentpole Events
- Emerging Media

SOCIAL MEDIA

BROADCAST OVER-THE-TOP

FOX
FOX SPORTS
NFL RedZone from NFL Network
CBS ALL ACCESS

STREAMING

YouTube TV
hulu
Disney+
amazon
max
NETFLIX

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Media Content Initiatives

CONTENT CREATION ACROSS MULTIPLE CHANNELS

CURRENTLY AIRING


THE PERFECT 10

The Perfect Ten

A 90-minute documentary that profiles the exclusive group of NFL athletes who are both Heisman Trophy winners and Pro Football Hall of Fame inductees. The documentary was FOX's highest rated, prime time documentary since 2020.


THE GOAT CODE

The "GOAT" Code

Partnered with six-time Emmy Winner John Brenkus' Brinx.TV to create "John Brenkus Presents: The GOAT Code." This ground-breaking show brings to life the scientific tangibles and intangibles behind the performance of the greatest football players of all time.


NEXT MAN UP
INSIDE THE NFL ALUMNI ACADEMY

Next Man Up

A six-part docuseries that delves into the second school season of the NFL Alumni Academy. Set against the backdrop of the iconic Pro Football Hall of Fame and Hall of Fame Village, the series follows the journey of recently cut NFL players as they strive to get back into the league.

SAMPLE OF PROJECTS IN PIPELINE



Gone Fishin'

Features Hall of Fame head coach Jimmy Johnson and a collection of celebrity guests competing in fishing competitions and sharing stories.

Hometown Heroes is a series of video shorts that follows Hall of Fame athletes from various sports as they visit their favorite places in the sports towns where they became famous.

The Business of Athletes will follow current and former professional athletes from a variety of sports who are using their earnings from playing to start the businesses of their dreams.

EXISTING CONTENT


FOOTBALL heaven
episode 01
10 Most Unusual Artifacts

Football Heaven

Video podcast exploring some of the most fascinating stories and personalities in Pro Football history. Featured guests include Chris Berman, Doug Williams, Edgerrin James, Jerome Bettis, Jim Kelly, Joe Greene, Kurt Warner, Larry Little, and Warren Moon, among others.


HALL OF FAME VILLAGE MEDIA
INSPIRED:
HEROES OF CHANGE

Inspired

A celebration of inspirational NFL figures who have used their platform to help those in need while bringing people and their communities together. *Inspired*'s pilot aired in June across Gray Television's nationally syndicated channels and was #1 broadcast within

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Betting. Fantasy. Esports.

22 SPORTS BETTING Gold Summit Gaming PHYSICAL AND MOBILE PRESENCE TO CONNECT THROUGH HOFV ECOSYSTEM AS A SPORTS AND ENTERTAINMENT COMPANY, WE CREATE A UNIQUE AND ENGAGING EXPERIENCE FOR ALL SPORTS AND GAMING FANS SPONSORSHIP EQUITY OWNERSHIP Favorable Developments on Regulatory Deadlines • Rule Amendments (5/15/24): OCCC recently approved amendments giving the Executive Director discretion to extend compliance periods. A waiver was approved, allowing all licensees the full length of their licensure period for compliance. • New Deadline: HOFV now has until December 31, 2027, to accept at least one retail sports bet on campus.

ESPORTS, FANTASY& GAMING Gold Summit Gaming 23 ESPORTS FANTASY SPORTS GAMING Deliver exceptional experiences and foster connections among fans and enthusiasts through innovative virtual and in - person methods. • Monetize events through sponsorships, merchandise, and ticket sales.  • Continue to b uild strong relationships with top brands and influencers in the esports and gaming industries.  • Foster partnerships with key players in related industries to expand the HOFV network.  • Develop one - of - a - kind events to attract a diverse audience.  Largest Fantasy Football Event in U.S. National Broadcast of ACL Tournament Attract World Ranked Gamers for Events

Sponsorship | Partnerships 24

FINANCIALS

REVENUE GROWTH AND IMPROVING OPERATIONAL EFFICIENCIES Financial Growth 26 Note: Figures in Dollars and Millions Long - Term Financial Target $150M in Revenue and $50M Adjusted EBITDA when stabilization is achieved FY2022 Actual $(26.0M) Adjusted EBITDA $16.0M Revenue FY2023 Actual $(25.5M) Adjusted EBITDA $24.1M Revenue FY2024 Guidance Loss in Mid - Teens Range Adjusted EBITDA $24M - $27M Revenue

27 ACTIVELY WORKING TO IMPROVE BALANCE SHEET Debt Profile HOFV HAS LENGTHENED WEIGHTED AVERAGE MATURITY; KEPT WEIGHTED AVERAGE INTEREST RELATIVELY UNCHANGED IN RISING INTEREST RATE ENVIRONMENT DURING DEVELOPMENT UTILIZED ATTRACTIVE LONGER - TERM, LOWER INTEREST RATE PUBLIC FINANCING INSTRUMENTS ACTIVELY WORKING TO IMPROVE DEBT PROFILE $34.8 $4.1 $13.7 $11.0 $96.8 $ 51.6 $ 22.5 FY24 FY25 FY26 FY27 FY28 Beyond FY28 $ in millions Loan Maturity By Fiscal Year $52.5 $31.1 $4.3 $16.8 $11.0 $113.5 FY24 FY25 FY26 FY27 FY28 Beyond FY28 $ in millions Loan Maturity By Fiscal Year Current Profile Total Debt - $229.2M Weighted Average Maturity – 8.4 years Weighted Average Interest – 8.1% Total Debt - $233.0 Weighted Average Maturity – 9.7 years Weighted Average Interest – 8.2% Debt Extended on March 31, 2024 Debt Restructured/Extended In Q2 2024 Profile as of Q4 2023

Present & Future Revenue Streams

CREATING A MULTI-DIMENSIONAL DESTINATION, MEDIA & GAMING COMPANY


Stadium
Waterpark
Hotels
Play-Action Plaza & Retail
Centers for Excellence & Performance
ForeverLawn Sports Complex
Sports Betting, Fantasy Sports & ESports
Sponsorships & Media
Synergistic Revenue Enhancement
Destination-Based/Physical Assets
Offsite & Non-Physical Assets

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APPENDIX

Non - GAAP Reconciliation 30 12 Months Ended December 31, 2023 12 Months Ended December 31, 2022 Adjusted EBITDA reconciliation ($ in millions) ($69.7) ($46.9) Net (loss) income attributable to HOFRE stockholders - - (Benefit from) provision for income taxes 18.8 5.4 Interest expense 15.1 12.0 Depreciation expense 3.6 6.3 Amortization of note discounts ($32.3) ($23.3) EBITDA - 6.4 Loss on extinguishment 8.8 - Impairment expense (4.3) (0.6) Other income (0.7) (9.4) Change in fair value of warrant liability (0.2) 0.2 Change in fair value of interest rate swap 2.1 - Change in fair value of securities available for sale 1.1 1.1 Preferred stock dividends (0.1) (0.3) Non - controlling interest ($25.5) ($26.0) Adjusted EBITDA

Forward - Looking Statements Certain statements made herein are "forward - looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as "plan," "opportunity," "future," "will," "goal," "enable," "pipeline," "transition," "move forward," "towards," "build out," "coming" , "commitment" and "look forward" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company's control, which could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors that may affect actual results or outcomes include, among others, the Company's ability to manage growth ; the Company's ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities and for working capital ; litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company's products and services, and in particular economic and market conditions in the resort and entertainment industry ; increased inflation ; the inability to maintain the listing of the Company's shares on Nasdaq ; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . 31

Statement Regarding Use of Non-GAAP Financial Measures

Hall of Fame Resort and Entertainment Company ("HOFV" or "Company") reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). The presentation includes references to the following non-GAAP financial measures: EBITDA and adjusted EBITDA. These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting these non-GAAP financial measures is useful to investors as these measures are representative of the Company's performance and provide improved comparability of results. See the table below for the definitions of the non-GAAP financial measures referred to above and corresponding reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures. Non-GAAP financial measures should be viewed as additions to, and not as alternatives for the Company's results prepared in accordance with GAAP. In addition, the non-GAAP measures the Company uses may differ from non-GAAP measures used by other companies, and other companies may not define the non-GAAP measures the Company uses in the same way.

Additional Information

The following trademarks and corresponding logos are the trademarks of their respective owners: Pro Football Hall of Fame, Black College Football Hall of Fame, National Football League ("NFL"), NFL Flag, The Women's Football Alliance, NCAA, OHSAA, Carrie Underwood, Bert Kreischer's Fully Loaded Comedy Festival, ForeverLawn, Josh Harris, David Blitzer, DoubleTree, Hilton Worldwide Holdings Inc, Constellation Energy, Starbucks, Driven Elite, Oswald Companies, ARCO Construction, 20-20 Ventures, Society Brands, Don Shula's American Kitchen, The Pizza Oven, Build-A-Bear Workshop, Perfect Pour, Heggy's Nut Shop, SMOOSH Cookies, The Brew Kettle, Visit Canton, TopGolf Swing Suite, Facebook, Instagram, Twitter, TikTok, Snapchat, FOX Corporation, Fox Sports, NFL Network, CBS All Access, YouTube TV, Twitch, Disney+, Amazon.com, Max, Netflix, Fox Sports Films, Redzone from NFL Network, Warren Moon, Jim Kelly, Kurt Warner, H2H, Reach TV, Jimmy Johnson, Edgerrin James, Betr, Fantasy Football Advice Network, The Fantasy Football Expo, Aultcare, Beam Suntory, Beaver Constructors Inc., Blue Technologies, Cardinal Group, Cleveland Clinic, Coca Cola Consolidated, Commscope, Constellation, Dave & Buster's, Enviroscapes, Forest City Erectors Inc., Hendrickson, Hilscher-Clarke Electric Company, Kimble, OCP, Ohio Lottery, RC Glass, Sherwin Williams, Sugardale, Turner Construction, Zac Brown Band, Joe Thomas

NFL Football Teams: New England Patriots, New York Giants, New York Jets, Washington Commanders, Baltimore Ravens, Philadelphia Eagles, Buffalo Bills, Pittsburgh Steelers, Detroit Lions, Cleveland Browns, Cincinnati Bengals, Indianapolis Colts, Chicago Bears, Green Bay Packers, Minnesota Vikings, Kansas City Chiefs, Tennessee Titans, Carolina Panthers, Atlanta Falcons, Jacksonville Jaguars, Tampa Bay Buccaneers, Miami Dolphins, New Orleans Saints, Houston Texans, and Dallas Cowboys

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For more information, please contact: Investor Relations (330) 458 - 9176 Investor.Relations@hofreco.com 2014 Champions Gateway, Suite 100 Canton, OH 44708 https//ir.hofreco.com